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                                                                Exhibit (d)(vii)


                                   SCHEDULE D
                       INVESTMENT ADVISORY AGREEMENT FEES

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

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FUND                                                                                        DATE
----                                                                                        ----
SCHWAB CALIFORNIA MUNICIPAL MONEY FUND                                                      January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab California Municipal Money Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.

SCHWAB U.S. TREASURY MONEY FUND                                                             January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab U.S. Treasury Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.

SCHWAB VALUE ADVANTAGE MONEY FUND                                                           January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab Value Advantage
Money Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.
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
SCHWAB RETIREMENT ADVANTAGE MONEY FUND                                                      January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab Retirement Advantage Money Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.

SCHWAB INVESTOR MONEY FUND                                                                  January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab Investor Money Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.

SCHWAB NEW YORK MUNICIPAL MONEY FUND                                                        January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab New York
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent
(.30%) of such net assets over $10 billion but not in excess of $20 billion;
twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.
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
SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND                                                   January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab Massachusetts Municipal Money Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND                                                      January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab New Jersey Municipal Money Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND                                                    January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab Pennsylvania Municipal Money Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.

SCHWAB AMT TAX-FREE MONEY FUND                                                              January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab AMT Tax-Free
Money Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.
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
SCHWAB CASH RESERVES FUND                                                                   January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab Cash Reserves Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.

SCHWAB ADVISORY CASH RESERVES FUND                                                          January 1, 2007

Thirty-five one-hundredths of one percent (.35%) of the Schwab Advisory Cash Reserves Fund's average daily net assets not in excess of $1 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $1 billion but not in excess of $10 billion; thirty one-hundredths of one percent (.30%) of such net assets over $10 billion but not in excess of $20 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $20 billion but not in excess of $40 billion; twenty-five one-hundredths of one percent (.25%) of such assets over $40 billion.
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                               THE CHARLES SCHWAB FAMILY OF FUNDS

                               By:     /s/ Evelyn Dilsaver
                                       -----------------------------------------
                               Name:   Evelyn Dilsaver
                               Title:  President and Chief Executive Officer

                               CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                               By:     /s/ Kimon Daifotis
                                       -----------------------------------------
                               Name:   Kimon Daifotis
                               Title:  Senior Vice President and
                                        Chief Investment Officer -- Fixed Income

Dated as of January 1, 2007